UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2012

Date of reporting period:	August 1, 2011 — January 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

POGAX

Putnam Growth Opportunities Fund

Semiannual report
1|31|12

A world of investing.™

Putnam Investments

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Growth Opportunities
Fund

Semiannual report
1 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Markets in early 2012 have signaled a more consistently positive direction, supported by strengthening fundamentals. In the United States, where corporate earnings have been strong for more than a year, the employment picture has also brightened in recent months. The Federal Reserve has pledged to leave rates at historic lows at least through the end of 2014, and the beleaguered U.S. housing market has finally shown signs of recovery. The European debt situation and likely recession in that region continue to weigh heavily on markets, of course, alongside high unemployment here at home. However, we are encouraged by the change in investor sentiment.

We believe there are numerous investment opportunities resulting from the many market dislocations in recent years. Putnam’s rigorous bottom-up, fundamental investment approach is well suited to this environment, and the Putnam team is committed to uncovering returns for our shareholders, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to harness the growth potential of large companies

When Putnam Growth Opportunities Fund opened to the investing public in August 1997, its managers were committed to seeking growth potential in the types of U.S. companies that dominated the markets — large yet flexible, coupling the benefits of size and scale with the ability to respond to changing tastes and new technologies.

Today, the fund continues to target the stocks of these types of companies, using rigorous research techniques to identify those believed to have both a competitive edge and the potential to produce strong profits. Of course, as with any fund that invests in stocks, there are risks involved. The fund’s manager seeks to mitigate risk by investing with a long-term perspective, looking for companies he believes have the fundamental strength to deliver results over time, despite market setbacks.

In the fund’s first report to shareholders, then-Chairman of the Trustees George Putnam wrote of the management team: “Besides taking advantage of today’s opportunities, they have sought companies that have proved themselves in fair weather and foul, mindful that exuberant markets such as today’s do not last forever.”

While not all large-cap companies have been able to weather the tough times, many that were in the fund’s portfolio in the mid-1990s have continued to grow and prosper.

Regardless of how market conditions change in the years ahead, the fund will continue to seek leading companies with long-term growth potential. These companies can be attractive investments, especially when the market underestimates the sustainability of their growth.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Growth The manager examines each company’s financials, including its sales and earnings, and targets those companies believed to offer growth potential.

Quality The manager looks for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

Rob, the six months ended January 31, 2012, marked a difficult period for the stock market. What can you tell us about the investing environment and the fund’s performance?

As a whole, 2011 was tumultuous for stock investors, and the second half was particularly challenging. The financial markets endured a series of setbacks that were quite destabilizing to investor confidence and brought about renewed uncertainty regarding the strength of the U.S. economic recovery.

Shortly after the period began in August, worsening sovereign credit woes in Europe and a generally dismal outlook for global economic growth resulted in sharp declines across world stock markets.

Debt issues in the United States added to the pressure as lawmakers struggled to reach an agreement over the federal debt ceiling, and in August, Standard & Poor’s [S&P] unprecedented downgrade of U.S. sovereign debt to AA+ from AAA sent stocks plunging again. Despite a dramatic recovery for the stock market in October, high levels of volatility continued through the close of the year. Investors generally favored companies in defensive sectors — those perceived as “safe havens” when economic growth is weak and stock markets are volatile. This trend reversed in January, the final month of the period, when stocks overall delivered strong performance. For the six-month period, the fund performed in line with the average return for

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

5

funds in its Lipper peer group, but underperformed its benchmark, the Russell 1000 Growth Index.

Within the fund’s portfolio, what strategies or stocks held back performance for the period?

The market environment I just described was especially difficult for cyclical stocks — those of companies and sectors that tend to do well in a recovering economy. As investor hopes dimmed for a solid, sustainable recovery, a number of cyclical stocks struggled. One example in the portfolio was Thermo Fisher Scientific, a company that provides analytical instruments, equipment, and services for businesses and institutions that conduct research.

Thermo Fisher’s business is dependent on capital spending by its clients, and investors were concerned that pressure on capital budgets would hurt the company’s revenues. Most notable is Thermo Fisher’s exposure to government spending through clients that are funded by the National Institutes of Health. Although we have not seen evidence of it yet, the market was projecting a substantial slowdown in capital spending, and we believe this caused declines in Thermo Fisher’s stock price.

We believe the same issue has affected Polycom, which also detracted from fund performance for the six-month period. One of the fund’s top-performing holdings for the previous fiscal year, Polycom specializes in video conferencing, which allows people to meet face-to-face from different physical locations worldwide. While Polycom has benefited from increasing demand for advanced technology that can boost productivity, investors became concerned that spending by businesses on video conferencing could slow substantially.

Among the top detractors was Hewlett-Packard [HP], a company that has been pressured by an overall decline in personal computer sales as well as rapidly increasing competition from tablet computers. In

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6

addition to disappointing earnings, HP has been dealing with exceptionally challenging management issues. After a thorough evaluation, we are not convinced that the company has the appropriate strategy in place to manage its future, and we have reduced the fund’s position in HP considerably.

Could you highlight some stocks that helped performance?

Among the top contributors was Goodrich, a maker of aircraft components whose stock performed well, primarily after the announcement that the company would be acquired by conglomerate United Technologies. Goodrich was no longer in the portfolio at period-end. Fund performance also benefited from our investment in SanDisk, which provides flash memory for products such as smartphones, tablet computers, and laptops. Accelerating demand for mobile computing devices has been a rewarding trend for SanDisk’s profitability. Also worth noting is the stock of Apple, whose strong performance was driven by the success of its most recent iconic products: the iPhone 4S and the iPad 2.

Another portfolio highlight was MasterCard. This stock had been pressured by uncertainty about how new credit card regulations — specifically card interchange fees — might affect the revenues and business models of card companies. As investors have gained more clarity on the issue, and it appeared the impact would be minimal, MasterCard stock rebounded. In addition, we have seen a steady improvement in U.S. consumer spending, which boosts credit card use. By the close of the period, we had sold MasterCard from the fund’s portfolio.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/12. Short-term holdings are excluded. Holdings will vary over time.

7

How did the fund use derivatives during the period?

We used a variety of derivatives to reduce volatility and, in some cases, to enhance returns. We used futures contracts to equitize cash, forward currency contracts to hedge foreign exchange risk, and options to enhance returns on securities owned.

What is your outlook for the markets and the fund?

I continue to believe that the U.S. economic recovery is moving forward, despite market volatility and sometimes mixed economic data. Toward the close of 2011, we began to see improvement in areas such as housing and job creation, and, in my view, the data appear to point to a strengthening economy. Of course, much skepticism remains as to whether the recovery is durable and sustainable, particularly in light of the challenges in Europe. The potential for a deep recession or a financial system freeze in Europe continues to be a risk.

In terms of the fund, I believe today’s market offers many attractive long-term investment opportunities. I believe the outlook for U.S.-centric companies in particular is brightening. In addition to improving U.S. housing data, we’re seeing increasing strength in industries such as restaurants and travel. The corporate earnings picture also remains positive, in my view. Earnings have been better than investors expected, businesses continue to focus on costs, productivity growth has been solid, and revenues have improved.

A key benefit of our investment process is our thematic approach. As every investor should, we maintain a long-term perspective, and we identify what we believe are the big-picture, thematic trends that will drive global growth over the next several years. Of course, there will be cyclical downturns in any industry, but we look for durable growth trends, and then target companies whose products and services can benefit from these trends.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8

As always, when positioning the portfolio, I am mindful of the potential macroeconomic headwinds. I seek to capitalize on improving conditions, but I don’t want to expose the fund’s investors to too much risk.

Thank you, Rob, for your time and insight.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert M. Brookby has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

IN THE NEWS

The U.S. unemployment rate fell to 8.3% in January, with the nation’s employers adding 243,000 jobs, according to the Labor Department. This was the fastest pace of job growth since April 2011 and was the fifth straight month of unemployment rate declines. The nation’s jobless rate is still above the 5.2%-to-6% range that Federal Reserve (Fed) officials say is consistent with maximum employment. According to the Labor Department, 12.8 million Americans remain unemployed. In testimony before the Senate Budget Committee in early February, Fed Chairman Ben S. Bernanke said that the U.S. job market is far from “operating normally.” The Fed chairman reiterated that the Fed’s benchmark interest rate will remain near zero at least through late 2014, and again called on U.S. lawmakers to reduce the federal deficit.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	5.23%	4.84%	4.41%	4.41%	4.45%	4.45%	4.67%	4.44%	4.97%	5.45%

10 years	20.68	13.71	11.93	11.93	12.00	12.00	14.83	10.80	17.87	23.79
Annual average	1.90	1.29	1.13	1.13	1.14	1.14	1.39	1.03	1.66	2.16

5 years	15.00	8.40	10.76	8.76	10.83	10.83	12.23	8.30	13.68	16.54
Annual average	2.83	1.63	2.06	1.69	2.08	2.08	2.33	1.61	2.60	3.11

3 years	78.71	68.39	74.72	71.72	74.72	74.72	76.03	69.89	77.48	80.02
Annual average	21.35	18.97	20.44	19.75	20.44	20.44	20.74	19.32	21.07	21.65

1 year	1.06	–4.73	0.32	–4.68	0.38	–0.62	0.63	–2.90	0.84	1.38

6 months	–0.35	–6.09	–0.70	–5.67	–0.69	–1.69	–0.62	–4.12	–0.47	–0.23

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

10

Comparative index returns For periods ended 1/31/12

		Lipper Large–Cap Growth Funds
	Russell 1000 Growth Index	category average*

Annual average (life of fund)	6.12%	5.82%

10 years	39.38	32.31
Annual average	3.38	2.76

5 years	16.89	9.43
Annual average	3.17	1.74

3 years	82.98	71.29
Annual average	22.31	19.54

1 year	6.07	2.49

6 months	2.84	–0.36

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/12, there were 784, 761, 665, 576, 364, and 109 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/12

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/11	$17.18	$18.23	$15.66	$15.87	$16.17	$16.76	$16.86	$17.68

1/31/12	17.12	18.16	15.55	15.76	16.07	16.65	16.78	17.64

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	4.76%	4.37%	3.94%	3.94%	3.99%	3.99%	4.20%	3.97%	4.50%	4.97%

10 years	8.11	1.87	0.26	0.26	0.34	0.34	2.88	–0.74	5.57	10.93
Annual average	0.78	0.19	0.03	0.03	0.03	0.03	0.28	–0.07	0.54	1.04

5 years	8.87	2.62	4.80	2.80	4.96	4.96	6.22	2.49	7.61	10.28
Annual average	1.71	0.52	0.94	0.55	0.97	0.97	1.21	0.49	1.48	1.98

3 years	59.65	50.44	56.01	53.01	56.15	56.15	57.31	51.85	58.51	60.84
Annual average	16.88	14.58	15.98	15.23	16.01	16.01	16.30	14.94	16.60	17.17

1 year	–3.53	–9.06	–4.26	–9.04	–4.20	–5.16	–4.00	–7.35	–3.72	–3.32

6 months	–9.17	–14.37	–9.55	–14.07	–9.49	–10.39	–9.43	–12.63	–9.28	–9.08

11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/11	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Annualized expense ratio for the six-month period
ended 1/31/12*	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.08% from annualizing the performance fee adjustment for the six months ended 1/31/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2011, to January 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.87	$9.62	$9.62	$8.37	$7.12	$4.62

Ending value (after expenses)	$996.50	$993.00	$993.10	$993.80	$995.30	$997.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2012, use the following calculation method. To find the value of your investment on August 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.94	$9.73	$9.73	$8.47	$7.20	$4.67

Ending value (after expenses)	$1,019.25	$1,015.48	$1,015.48	$1,016.74	$1,018.00	$1,020.51

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2012, Putnam employees had approximately $325,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

The fund’s portfolio 1/31/12 (Unaudited)

COMMON STOCKS (96.9%)*	Shares	Value

Aerospace and defense (4.0%)
Embraer SA ADR (Brazil)	69,500	$1,905,690

Honeywell International, Inc.	57,600	3,343,104

Northrop Grumman Corp. S	10,300	597,915

Precision Castparts Corp. S	27,237	4,458,152

United Technologies Corp.	40,800	3,196,680

		13,501,541
Air freight and logistics (0.8%)
FedEx Corp.	30,600	2,799,594

		2,799,594
Airlines (0.3%)
Delta Air Lines, Inc. †	88,500	933,675

		933,675
Auto components (0.9%)
American Axle & Manufacturing Holdings, Inc. † S	82,500	994,950

Johnson Controls, Inc. S	32,200	1,022,994

Tenneco Automotive, Inc. † S	26,500	850,650

		2,868,594
Automobiles (0.6%)
Ford Motor Co. † S	176,100	2,187,162

		2,187,162
Beverages (2.6%)
Beam, Inc.	16,500	863,115

Coca-Cola Co. (The)	30,600	2,066,418

Coca-Cola Enterprises, Inc.	137,700	3,688,983

PepsiCo, Inc.	34,700	2,278,749

		8,897,265
Biotechnology (1.2%)
Celgene Corp. † S	44,500	3,235,150

Dendreon Corp. † S	41,576	564,602

Human Genome Sciences, Inc. † S	41,727	410,594

		4,210,346
Capital markets (1.4%)
Apollo Global Management, LLC. Class A	34,973	520,398

Invesco, Ltd.	77,600	1,751,432

State Street Corp.	63,500	2,487,930

		4,759,760
Chemicals (4.4%)
Agrium, Inc. (Canada)	18,631	1,495,324

Albemarle Corp. S	37,200	2,392,332

Celanese Corp. Ser. A	95,537	4,653,607

LyondellBasell Industries NV Class A (Netherlands)	60,808	2,620,825

Monsanto Co. S	48,200	3,954,810

		15,116,898
Commercial banks (0.7%)
Wells Fargo & Co.	79,119	2,311,066

		2,311,066
Communications equipment (5.1%)
ADTRAN, Inc. S	29,900	1,035,437

Cisco Systems, Inc.	170,312	3,343,225

F5 Networks, Inc. †	4,700	562,778

Juniper Networks, Inc. †	68,300	1,429,519

17

COMMON STOCKS (96.9%)* cont.	Shares	Value

Communications equipment cont.
Polycom, Inc. †	105,200	$2,098,740

Qualcomm, Inc.	152,948	8,996,401

		17,466,100
Computers and peripherals (11.8%)
Apple, Inc. †	63,632	29,046,735

EMC Corp. † S	212,600	5,476,576

Hewlett-Packard Co.	50,600	1,415,788

SanDisk Corp. †	94,952	4,356,398

		40,295,497
Diversified financial services (0.7%)
CME Group, Inc.	10,150	2,431,027

		2,431,027
Diversified telecommunication services (0.3%)
Iridium Communications, Inc. †	108,589	867,626

		867,626
Electrical equipment (0.6%)
GrafTech International, Ltd. † S	95,700	1,571,394

Hubbell, Inc. Class B	4,700	338,212

		1,909,606
Electronic equipment, instruments, and components (0.9%)
TE Connectivity, Ltd. (Switzerland)	85,000	2,898,500

		2,898,500
Energy equipment and services (4.5%)
Cameron International Corp. † S	60,200	3,202,640

National Oilwell Varco, Inc. S	40,600	3,003,588

Oil States International, Inc. † S	31,500	2,510,235

Schlumberger, Ltd.	74,400	5,592,648

Technip SA (France)	11,273	1,058,982

		15,368,093
Food products (1.3%)
Mead Johnson Nutrition Co. Class A	39,100	2,896,919

Sara Lee Corp.	82,900	1,587,535

		4,484,454
Health-care equipment and supplies (3.6%)
Baxter International, Inc.	85,000	4,715,800

Covidien PLC (Ireland)	91,000	4,686,500

St. Jude Medical, Inc.	26,600	1,109,486

Stryker Corp.	31,000	1,718,330

		12,230,116
Health-care providers and services (3.1%)
Aetna, Inc.	89,400	3,906,780

CIGNA Corp.	51,815	2,322,866

Express Scripts, Inc. † S	69,800	3,570,968

Quest Diagnostics, Inc.	11,274	654,794

		10,455,408
Hotels, restaurants, and leisure (3.2%)
Carnival Corp.	50,800	1,534,160

Las Vegas Sands Corp. †	34,800	1,709,028

McDonald’s Corp.	24,100	2,387,105

Starbucks Corp.	94,000	4,505,420

Wyndham Worldwide Corp.	15,400	612,304

		10,748,017

18

COMMON STOCKS (96.9%)* cont.	Shares	Value

Household durables (0.2%)
NVR, Inc. †	710	$492,208

SodaStream International, Ltd. (Israel) † S	8,700	332,253

		824,461
Household products (1.1%)
Colgate-Palmolive Co.	19,400	1,759,968

Procter & Gamble Co. (The)	32,300	2,036,192

		3,796,160
Independent power producers and energy traders (0.7%)
AES Corp. (The) †	188,000	2,398,880

		2,398,880
Industrial conglomerates (1.5%)
General Electric Co.	41,500	776,465

Tyco International, Ltd.	86,200	4,391,890

		5,168,355
Insurance (0.7%)
Aflac, Inc.	22,398	1,080,256

Hartford Financial Services Group, Inc. (The)	76,900	1,347,288

		2,427,544
Internet and catalog retail (2.8%)
Amazon.com, Inc. † S	27,700	5,385,988

Priceline.com, Inc. † S	7,850	4,156,418

		9,542,406
Internet software and services (3.8%)
Baidu, Inc. ADR (China) †	23,900	3,047,728

eBay, Inc. †	87,000	2,749,200

Google, Inc. Class A †	12,486	7,243,253

		13,040,181
IT Services (1.6%)
Accenture PLC Class A S	33,400	1,915,156

Visa, Inc. Class A	19,600	1,972,544

Western Union Co. (The) S	78,400	1,497,440

		5,385,140
Leisure equipment and products (0.4%)
Hasbro, Inc. S	40,200	1,403,382

		1,403,382
Life sciences tools and services (2.1%)
Agilent Technologies, Inc. †	48,500	2,059,795

Bruker Corp. † S	64,200	911,640

Thermo Fisher Scientific, Inc. †	76,100	4,025,690

		6,997,125
Machinery (3.7%)
Cummins, Inc. S	17,100	1,778,400

Eaton Corp.	74,300	3,642,929

Parker Hannifin Corp. S	32,100	2,589,828

Stanley Black & Decker, Inc. S	22,200	1,557,996

Timken Co.	64,000	3,125,120

		12,694,273
Media (3.1%)
Comcast Corp. Class A	40,100	1,066,259

Interpublic Group of Companies, Inc. (The)	312,600	3,229,158

Time Warner, Inc. S	68,600	2,542,316

Walt Disney Co. (The)	95,600	3,718,840

		10,556,573

19

COMMON STOCKS (96.9%)* cont.	Shares	Value

Metals and mining (1.2%)
Rio Tinto PLC (United Kingdom)	41,680	$2,516,319

Teck Resources Limited Class B (Canada)	34,463	1,458,474

		3,974,793
Multiline retail (0.8%)
Dollar General Corp. †	39,937	1,701,716

Target Corp.	19,900	1,011,119

		2,712,835
Oil, gas, and consumable fuels (4.7%)
Alpha Natural Resources, Inc. †	41,300	830,956

Anadarko Petroleum Corp.	29,300	2,365,096

BG Group PLC (United Kingdom)	74,603	1,677,526

Hess Corp.	41,100	2,313,930

Kosmos Energy, Ltd. †	54,639	686,266

Linn Energy, LLC (Units)	41,440	1,545,712

Noble Energy, Inc. S	35,900	3,614,053

Occidental Petroleum Corp.	29,700	2,963,169

		15,996,708
Personal products (0.2%)
Estee Lauder Cos., Inc. (The) Class A	11,600	671,988

		671,988
Pharmaceuticals (1.1%)
Merck & Co., Inc.	50,300	1,924,478

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	36,900	1,665,297

		3,589,775
Real estate investment trusts (REITs) (1.0%)
American Tower REIT, Inc. Class A S	35,100	2,229,201

Prologis, Inc.	32,909	1,043,544

		3,272,745
Real estate management and development (0.9%)
BR Malls Participacoes SA (Brazil)	69,889	762,811

CBRE Group, Inc. †	124,100	2,395,130

		3,157,941
Road and rail (1.3%)
Hertz Global Holdings, Inc. †	130,400	1,773,440

Kansas City Southern †	16,780	1,151,779

Swift Transportation Co. †	132,097	1,523,078

		4,448,297
Semiconductors and semiconductor equipment (3.1%)
Advanced Micro Devices, Inc. † S	299,629	2,010,511

Avago Technologies, Ltd. (Singapore)	25,200	855,288

Broadcom Corp. Class A †	39,500	1,356,430

Intel Corp.	33,100	874,502

Novellus Systems, Inc. †	42,573	2,007,317

Texas Instruments, Inc. S	90,400	2,927,152

Xilinx, Inc.	14,200	509,070

		10,540,270
Software (4.7%)
Adobe Systems, Inc. †	53,600	1,658,920

Microsoft Corp.	120,367	3,554,438

Oracle Corp.	275,900	7,780,380

Salesforce.com, Inc. † S	18,800	2,195,840

Synchronoss Technologies, Inc. † S	24,200	808,764

		15,998,342

20

COMMON STOCKS (96.9%)* cont.			Shares	Value

Specialty retail (1.9%)
Bed Bath & Beyond, Inc. † S			32,500	$1,972,750

TJX Cos., Inc. (The)			44,200	3,011,788

Williams-Sonoma, Inc.			41,500	1,488,190

				6,472,728
Textiles, apparel, and luxury goods (0.6%)
Crocs, Inc. † S			30,200	574,404

Iconix Brand Group, Inc. † S			34,822	641,073

PVH Corp.			11,648	899,108

				2,114,585
Tobacco (1.5%)
Philip Morris International, Inc.			69,200	5,174,084

				5,174,084
Wireless telecommunication services (0.2%)
NII Holdings, Inc. †			31,142	626,266

				626,266

Total common stocks (cost $282,516,874)				$329,726,182

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	163,930	$56,556

Total warrants (cost $165,569)				$56,556

SHORT-TERM INVESTMENTS (20.5%)*	Principal amount/shares			Value

Putnam Cash Collateral Pool, LLC 0.17% [d]		59,160,205		$59,160,205

Putnam Money Market Liquidity Fund 0.08% [e]		10,222,517		10,222,517

U.S. Treasury Bills with an effective yield of 0.111%,
July 26, 2012 #			$97,000	96,962

U.S. Treasury Bills with an effective yield of 0.077%,
August 23, 2012 #			55,000	54,974

U.S. Treasury Bills with an effective yield of 0.074%,
June 28, 2012 #			189,000	188,945

U.S. Treasury Bills with effective yields ranging from
0.104% to 0.106%, January 10, 2013 #			107,000	106,885

Total short-term investments (cost $69,830,479)				$69,830,488

TOTAL INVESTMENTS

Total investments (cost $352,512,922)				$399,613,226

21

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ASC 820	Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2011 through January 31, 2012 (the reporting period).

* Percentages indicated are based on net assets of $340,183,731.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $4,191,265 to cover certain derivatives contracts.

FORWARD CURRENCY CONTRACTS at 1/31/12 (aggregate face value $2,477,193) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

UBS AG

	Euro	Sell	2/15/12	$2,486,662	$2,477,193	$(9,469)

Total						$(9,469)

FUTURES CONTRACTS OUTSTANDING at 1/31/12 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

NASDAQ 100 Index E-Mini (Long)	121	$5,963,485	Mar-12	$86,996

Total				$86,996

WRITTEN OPTIONS OUTSTANDING at 1/31/12 (premiums received $53,115) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

SanDisk Corp. (Call)	75,879	Feb-12/$55.00	$3,855

Total			$3,855

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited)

			Fixed payments	Total return
Swap counterparty /		Termination	received (paid) by	received by	Unrealized
Notional amount		date	fund per annum	or paid by fund	depreciation

Goldman Sachs International
baskets	13,817	9/26/12	(1 month USD-	A basket	$(1,080)
			LIBOR-BBA plus	(GSCBPBNK)
			35 bp)	of common stocks

Total					$(1,080)

22

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$49,430,743	$—	$—

Consumer staples	23,023,951	—	—

Energy	28,628,293	2,736,508	—

Financials	18,360,083	—	—

Health care	37,482,770	—	—

Industrials	41,455,341	—	—

Information technology	105,624,030	—	—

Materials	16,575,372	2,516,319	—

Telecommunication services	1,493,892	—	—

Utilities	2,398,880	—	—

Total common stocks	324,473,355	5,252,827	—

Warrants	56,556	—	—

Short-term investments	10,222,517	59,607,971	—

Totals by level	$334,752,428	$64,860,798	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(9,469)	$—

Futures contracts	86,996	—	—

Written options	—	(3,855)	—

Total return swap contracts	—	(1,080)	—

Totals by level	$86,996	$(14,404)	$—

The accompanying notes are an integral part of these financial statements.

23

Statement of assets and liabilities 1/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including $57,775,482 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $283,130,200)	$330,230,504
Affiliated issuers (identified cost $69,382,722) (Notes 1 and 6)	69,382,722

Cash	56,521

Dividends, interest and other receivables	243,069

Receivable for shares of the fund sold	138,227

Receivable for investments sold	2,918,443

Receivable for variation margin (Note 1)	6,088

Total assets	402,975,574

LIABILITIES

Payable for investments purchased	2,600,242

Payable for shares of the fund repurchased	386,500

Payable for compensation of Manager (Note 2)	142,235

Payable for investor servicing fees (Note 2)	91,839

Payable for custodian fees (Note 2)	7,695

Payable for Trustee compensation and expenses (Note 2)	191,184

Payable for administrative services (Note 2)	638

Payable for distribution fees (Note 2)	91,641

Unrealized depreciation on forward currency contracts (Note 1)	9,469

Written options outstanding, at value (premiums received $53,115) (Notes 1 and 3)	3,855

Unrealized depreciation on swap contracts (Note 1)	1,080

Collateral on securities loaned, at value (Note 1)	59,160,205

Other accrued expenses	105,260

Total liabilities	62,791,843

Net assets	$340,183,731

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$330,717,332

Undistributed net investment income (Note 1)	497,336

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(38,256,324)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	47,225,387

Total — Representing net assets applicable to capital shares outstanding	$340,183,731

(Continued on next page)

24

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($284,233,224 divided by 16,600,132 shares)	$17.12

Offering price per class A share (100/94.25 of $17.12)*	$18.16

Net asset value and offering price per class B share ($21,245,505 divided by 1,366,430 shares)**	$15.55

Net asset value and offering price per class C share ($13,421,478 divided by 851,836 shares)**	$15.76

Net asset value and redemption price per class M share ($5,040,341 divided by 313,702 shares)	$16.07

Offering price per class M share (100/96.50 of $16.07)*	$16.65

Net asset value, offering price and redemption price per class R share
($1,680,666 divided by 100,168 shares)	$16.78

Net asset value, offering price and redemption price per class Y share
($14,562,517 divided by 825,713 shares)	$17.64

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

25

Statement of operations Six months ended 1/31/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $58,405)	$2,388,478

Interest (including interest income of $1,148 from investments in affiliated issuers) (Note 6)	4,606

Securities lending (Note 1)	47,311

Total investment income	2,440,395

EXPENSES

Compensation of Manager (Note 2)	772,916

Investor servicing fees (Note 2)	563,991

Custodian fees (Note 2)	6,222

Trustee compensation and expenses (Note 2)	12,778

Administrative services (Note 2)	4,610

Distribution fees — Class A (Note 2)	335,931

Distribution fees — Class B (Note 2)	105,541

Distribution fees — Class C (Note 2)	62,167

Distribution fees — Class M (Note 2)	17,949

Distribution fees — Class R (Note 2)	3,228

Other	118,278

Total expenses	2,003,611

Expense reduction (Note 2)	(8,791)

Net expenses	1,994,820

Net investment income	445,575

Net realized gain on investments (Notes 1 and 3)	1,922,149

Net realized loss on swap contracts (Note 1)	(41,025)

Net realized gain on futures contracts (Note 1)	97,495

Net realized gain on foreign currency transactions (Note 1)	214,652

Net realized gain on written options (Notes 1 and 3)	42,794

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(771)

Net unrealized depreciation of investments, futures contracts, swap contracts and written
options during the period	(4,857,348)

Net loss on investments	(2,622,054)

Net decrease in net assets resulting from operations	$(2,176,479)

The accompanying notes are an integral part of these financial statements.

26

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/12*	Year ended 7/31/11

Operations:
Net investment income (loss)	$445,575	$(505,356)

Net realized gain on investments
and foreign currency transactions	2,236,065	35,663,562

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(4,858,119)	38,221,356

Net increase (decrease) in net assets resulting
from operations	(2,176,479)	73,379,562

Increase in capital from settlement payments (Note 8)	—	380,409

Redemption fees (Note 1)	3,130	1,793

Decrease from capital share transactions (Note 4)	(9,691,914)	(35,083,161)

Total increase (decrease) in net assets	(11,865,263)	38,678,603

NET ASSETS

Beginning of period	352,048,994	313,370,391

End of period (including undistributed net investment
income of $497,336 and $51,761, respectively)	$340,183,731	$352,048,994

* Unaudited

The accompanying notes are an integral part of these financial statements.

27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
January 31, 2012 **	$17.18	.03	(.09)	(.06)	—	—	—	—	—	$17.12	(.35) *	$284,233	.59 *	.18 *	23 *
July 31, 2011	13.82	(.01)	3.35 [e]	3.34	—	—	—	—	.02 [f]	17.18	24.31 [e]	295,289	1.22	(.05)	68
July 31, 2010	12.24	(.02)	1.66 [g]	1.64	(.06)	— [b]	(.06)	—	—	13.82	13.39 [g]	261,202	1.32 [h]	(.17) [h]	96
July 31, 2009	13.54	.05	(1.35) [i]	(1.30)	—	—	—	—	— [b,j]	12.24	(9.60) [i]	254,606	1.27 [h]	.49 [h]	160
July 31, 2008	14.84	(.01)	(1.29)	(1.30)	—	—	—	—	—	13.54	(8.76)	305,508	1.29 [h]	(.04) [h]	69
July 31, 2007	12.99	(.04)	1.89	1.85	—	—	—	—	—	14.84	14.24	361,708	1.32 [h]	(.30) [h]	65

Class B
January 31, 2012 **	$15.66	(.03)	(.08)	(.11)	—	—	—	—	—	$15.55	(.70) *	$21,246	.97 *	(.20) *	23 *
July 31, 2011	12.69	(.12)	3.07 [e]	2.95	—	—	—	—	.02 [f]	15.66	23.40 [e]	24,683	1.97	(.80)	68
July 31, 2010	11.28	(.11)	1.52 [g]	1.41	—	—	—	—	—	12.69	12.50 [g]	28,983	2.07 [h]	(.91) [h]	96
July 31, 2009	12.57	(.02)	(1.27) [i]	(1.29)	—	—	—	—	— [b,j]	11.28	(10.26) [i]	37,357	2.02 [h]	(.20) [h]	160
July 31, 2008	13.89	(.11)	(1.21)	(1.32)	—	—	—	—	—	12.57	(9.50)	73,688	2.04 [h]	(.81) [h]	69
July 31, 2007	12.24	(.14)	1.79	1.65	—	—	—	—	—	13.89	13.48	167,563	2.07 [h]	(1.03) [h]	65

Class C
January 31, 2012 **	$15.87	(.03)	(.08)	(.11)	—	—	—	—	—	$15.76	(.69) *	$13,421	.97 *	(.20) *	23 *
July 31, 2011	12.86	(.12)	3.11 [e]	2.99	—	—	—	—	.02 [f]	15.87	23.41 [e]	13,781	1.97	(.80)	68
July 31, 2010	11.43	(.12)	1.55 [g]	1.43	—	—	—	—	—	12.86	12.51 [g]	12,321	2.07 [h]	(.92) [h]	96
July 31, 2009	12.74	(.02)	(1.29) [i]	(1.31)	—	—	—	—	— [b,j]	11.43	(10.28) [i]	12,159	2.02 [h]	(.25) [h]	160
July 31, 2008	14.07	(.11)	(1.22)	(1.33)	—	—	—	—	—	12.74	(9.45)	16,311	2.04 [h]	(.79) [h]	69
July 31, 2007	12.40	(.14)	1.81	1.67	—	—	—	—	—	14.07	13.47	22,364	2.07 [h]	(1.04) [h]	65

Class M
January 31, 2012 **	$16.17	(.01)	(.09)	(.10)	—	—	—	—	—	$16.07	(.62) *	$5,040	.84 *	(.07) *	23 *
July 31, 2011	13.07	(.09)	3.17 [e]	3.08	—	—	—	—	.02 [f]	16.17	23.72 [e]	5,271	1.72	(.55)	68
July 31, 2010	11.58	(.09)	1.58 [g]	1.49	— [b]	— [b]	— [b]	—	—	13.07	12.88 [g]	4,460	1.82 [h]	(.67) [h]	96
July 31, 2009	12.88	— [b]	(1.30) [i]	(1.30)	—	—	—	—	— [b,j]	11.58	(10.09) [i]	4,470	1.77 [h]	— [h,k]	160
July 31, 2008	14.19	(.08)	(1.23)	(1.31)	—	—	—	—	—	12.88	(9.23)	5,675	1.79 [h]	(.54) [h]	69
July 31, 2007	12.48	(.11)	1.82	1.71	—	—	—	—	—	14.19	13.70	8,011	1.82 [h]	(.79) [h]	65

Class R
January 31, 2012 **	$16.86	.01	(.09)	(.08)	—	—	—	—	—	$16.78	(.47) *	$1,681	.72 *	.04 *	23 *
July 31, 2011	13.59	(.05)	3.30 [e]	3.25	—	—	—	—	.02 [f]	16.86	24.06 [e]	630	1.47	(.31)	68
July 31, 2010	12.05	(.06)	1.64 [g]	1.58	(.04)	— [b]	(.04)	—	—	13.59	13.08 [g]	241	1.57 [h]	(.43) [h]	96
July 31, 2009	13.36	.02	(1.33) [i]	(1.31)	—	—	—	—	— [b,j]	12.05	(9.81) [i]	183	1.52 [h]	.22 [h]	160
July 31, 2008	14.68	(.04)	(1.28)	(1.32)	—	—	—	—	—	13.36	(8.99)	172	1.54 [h]	(.30) [h]	69
July 31, 2007	12.88	(.08)	1.88	1.80	—	—	—	—	—	14.68	13.98	134	1.57 [h]	(.57) [h]	65

Class Y
January 31, 2012 **	$17.68	.05	(.09)	(.04)	—	—	—	—	—	$17.64	(.23) *	$14,563	.46 *	.30 *	23 *
July 31, 2011	14.18	.03	3.45 [e]	3.48	—	—	—	—	.02 [f]	17.68	24.68 [e]	12,395.97		.19	68
July 31, 2010	12.55	.01	1.71 [g]	1.72	(.09)	— [b]	(.09)	—	—	14.18	13.69 [g]	6,163	1.07 [h]	.08 [h]	96
July 31, 2009	13.85	.08	(1.38) [i]	(1.30)	—	—	—	—	— [b,j]	12.55	(9.39) [i]	5,638	1.02 [h]	.73 [h]	160
July 31, 2008	15.14	.03	(1.32)	(1.29)	—	—	—	—	—	13.85	(8.52)	6,084	1.04 [h]	.21 [h]	69
July 31, 2007	13.22	(.01)	1.93	1.92	—	—	—	—	—	15.14	14.52	7,746	1.07 [h]	(.05) [h]	65

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on January 19, 2011:

Per share

Class A	$0.15

Class B	0.14

Class C	0.14

Class M	0.14

Class R	0.15

Class Y	0.15

This payment resulted in an increase to total returns of 1.08% for the year ended July 31, 2011.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

g Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 28, 2009:

Per share

Class A	$0.09

Class B	0.09

Class C	0.09

Class M	0.09

Class R	0.09

Class Y	0.10

This payment resulted in an increase to total returns of 0.74% for the year ended July 31, 2010.

h Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2010	0.05%

July 31, 2009	0.25

July 31, 2008	0.16

July 31, 2007	0.21

The accompanying notes are an integral part of these financial statements.

30

Financial highlights (Continued)

i Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 29, 2008:

Per share

Class A	$0.44

Class B	0.41

Class C	0.41

Class M	0.42

Class R	0.43

Class Y	0.45

This payment resulted in an increase to total returns of 3.25% for the year ended July 31, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding on June 23, 2009.

k Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

31

Notes to financial statements 1/31/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Growth Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in the industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2011 through January 31, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value (NAV). The NAV of an investment company equals the total value of its assets less its liabilities and

32

divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

33

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 60 on futures contracts for the reporting period.

Options contracts The fund uses options contracts to enhance the returns on a security owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 50,000 on purchased options contracts for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation

34

of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $311,389 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $14,404 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $57,775,482 and the fund received cash collateral of $59,160,205.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

35

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2011, the fund had a capital loss carryover of $40,356,576 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$29,538,095	$—	$29,538,095	July 31, 2017

10,818,481	—	10,818,481	July 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $352,596,310, resulting in gross unrealized appreciation and depreciation of $62,225,261 and $15,208,345, respectively, or net unrealized appreciation of $47,016,916.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

36

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.28% of the fund’s average net assets before a decrease of $134,562 (0.04% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $471 under the expense offset arrangements and by $8,320 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $244, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

37

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $16,665 and $229 from the sale of class A and class M shares, respectively, and received $11,204 and $89 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $73,921,411 and $91,197,766, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	89,133	$41,893

Options opened	78,270	59,092

Options exercised	—	—

Options expired	—	—

Options closed	(91,524)	(47,870)

Written options outstanding at the
end of the reporting period	75,879	$53,115

38

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	752,489	$11,792,713	1,488,558	$23,848,191

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	752,489	11,792,713	1,488,558	23,848,191

Shares repurchased	(1,335,856)	(21,046,985)	(3,205,857)	(51,750,487)

Net decrease	(583,367)	$(9,254,272)	(1,717,299)	$(27,902,296)

	Six months ended 1/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	62,377	$897,373	132,655	$1,987,038

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	62,377	897,373	132,655	1,987,038

Shares repurchased	(271,847)	(3,921,821)	(840,365)	(12,483,566)

Net decrease	(209,470)	$(3,024,448)	(707,710)	$(10,496,528)

	Six months ended 1/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	59,953	$875,211	74,208	$1,148,051

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	59,953	875,211	74,208	1,148,051

Shares repurchased	(76,347)	(1,104,107)	(163,972)	(2,488,386)

Net decrease	(16,394)	$(228,896)	(89,764)	$(1,340,335)

	Six months ended 1/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	9,244	$137,906	29,391	$474,269

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	9,244	137,906	29,391	474,269

Shares repurchased	(21,590)	(320,734)	(44,701)	(687,145)

Net decrease	(12,346)	$(182,828)	(15,310)	$(212,876)

	Six months ended 1/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	68,832	$1,049,492	24,332	$402,204

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	68,832	1,049,492	24,332	402,204

Shares repurchased	(6,029)	(94,953)	(4,707)	(76,503)

Net increase	62,803	$954,539	19,625	$325,701

39

	Six months ended 1/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	183,575	$2,996,444	366,964	$6,258,694

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	183,575	2,996,444	366,964	6,258,694

Shares repurchased	(58,983)	(952,453)	(100,468)	(1,715,521)

Net increase	124,592	$2,043,991	266,496	$4,543,173

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$—	Payables	$9,469

	Investments,
	Receivables, Net
	assets — Unrealized
	appreciation/
Equity contracts	(depreciation)	143,552*	Payables	4,935

Total		$143,552		$14,404

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$218,744	$—	$218,744

Equity contracts	(128,043)	97,495	—	(41,025)	$(71,573)

Total	$(128,043)	$97,495	$218,744	$(41,025)	$147,171

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$—	$(239)	$—	$(239)

Equity contracts	223,594	(58,195)	86,996	—	39,891	$292,286

Total	$223,594	$(58,195)	$86,996	$(239)	$39,891	$292,047

† For the reporting period, the transaction volume for warrants was minimal.

40

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,148 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $23,221,049 and $13,523,031, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $373,726 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $6,683 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the fund’s financial statements.

41

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

42

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Elizabeth T. Kennan	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Marketing Services		Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive
	Officer, Treasurer and	Michael Higgins
Custodian	Compliance Liaison	Vice President, Senior Associate
State Street Bank		Treasurer and Assistant Clerk
and Trust Company	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Legal Counsel	Principal Financial Officer	Vice President, Assistant Clerk,
Ropes & Gray LLP		Assistant Treasurer and
	Janet C. Smith	Proxy Manager
Trustees	Vice President, Assistant
Jameson A. Baxter, Chair	Treasurer and Principal	Susan G. Malloy
Ravi Akhoury	Accounting Officer	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis	Robert R. Leveille
Robert J. Darretta	Vice President and
John A. Hill	Chief Compliance Officer

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA061
272647 3/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 30, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2012

Date of reporting period:	August 1, 2011 — January 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNRAX

Putnam Research Fund

Semiannual report
1|31|12

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Research
Fund

Semiannual report
1 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Markets in early 2012 have signaled a more consistently positive direction, supported by strengthening fundamentals. In the United States, where corporate earnings have been strong for more than a year, the employment picture has also brightened in recent months. The Federal Reserve has pledged to leave rates at historic lows at least through the end of 2014, and the beleaguered U.S. housing market has finally shown signs of recovery. The European debt situation and likely recession in that region continue to weigh heavily on markets, of course, alongside high unemployment here at home. However, we are encouraged by the change in investor sentiment.

We believe there are numerous investment opportunities resulting from the many market dislocations in recent years. Putnam’s rigorous bottom-up, fundamental investment approach is well suited to this environment, and the Putnam team is committed to uncovering returns for our shareholders, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Building a portfolio of best ideas

Research is at the heart of investing. Whether it is undertaken by Wall Street firms or by Putnam’s in-house analysts, research is used by investment managers to assess whether a company’s stock is undervalued, overvalued, or on target at its current price.

One approach to determining a company’s worth is to measure its tangible assets, such as physical plants or inventory. Other measures of worth are less quantifiable and may involve the evaluation of the company’s long-term competitive advantage, the expertise of its management team, or the success of its research and development efforts.

Analysts consider these factors along with financial yardsticks such as the price-to-earnings ratio and earnings growth. By digging deep into the information available, analysts work to develop a set of expectations about the financial and competitive health of a specific company versus other firms in the industry — both in the United States and within the broader global marketplace. Of course, there is no foolproof way to uncover all information about a company, and surprises can always occur.

Putnam’s equity analysts gather information from on-site interviews with company management and through meetings with sources who are able to provide additional information about the company’s true worth and likely future direction.

By including Putnam Research Fund as part of a diversified portfolio, you are investing in what we like to call a “best ideas” fund: It represents the select stock picks of Putnam’s large-cap equity research analysts, incorporated into a single portfolio that can include both growth- and value-style stocks.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Putnam’s research analysts specialize in sectors and industries

Consumer staples Broadcasting, lodging/tourism, department stores, retail, electronics, food, household goods, homebuilding, restaurants

Energy Integrated oil and gas, drilling, exploration, equipment, services

Financials Banking, brokerage, consumer finance, insurance, real estate investment trusts, mortgage finance

Health care Biotechnology, equipment, pharmaceuticals, services

Industrials Aerospace and defense, construction and farm machinery, electrical components, office services

Technology Computer hardware/software, semiconductors, services

Materials Gold, metals, paper products/packaging, specialty chemicals, steel

Telecommunications Alternative carriers, wireless services

Utilities Electric utilities, gas utilities, independent power producers

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

The past six-month period alternated between difficult conditions and a more positive environment for equity markets. In this uncertain context, how did the fund perform?

A series of macroeconomic events shook confidence and led to a dramatic rise in risk aversion and volatility in the second half of 2011, causing a wide spectrum of equities to lose ground against other asset types. Investors lost confidence in risk assets globally, but then began to warm up to equities in the first month of 2012 on the strength of more positive data. As a result, Putnam Research Fund delivered a positive return but underperformed its benchmark for the overall period.

Which sectors outperformed during the period, and how did investor sentiment change as the economic recovery progressed?

Defensive stocks, including telecommunications, health care, and utilities, proved better able to withstand macro pressures through most of the period. In light of the deteriorating fiscal outlook in Europe that appeared likely to result in negative implications for global growth, stock investors generally gravitated toward more defensive areas in the latter half of 2011.

With the turn of the new year, however, investors began to rediscover fundamental reasons for liking risk assets, including domestic and international equities. Some

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

positive signs of a possible debt accord in Europe, a balance of moderately positive U.S. economic data, and a public statement by the U.S. Federal Reserve that it would hold short-term interest rates steady until 2014 helped alleviate a measure of uncertainty, which provided a tailwind for stocks through the first month of 2012.

If economic growth proves to be low and investor risk aversion increases, is it possible to find good investment opportunities in non-defensive sectors?

Absolutely. The fund is sector neutral, which means we seek to invest in the best relative value stocks across the full range of sectors that make up the benchmark. Even in the context of broad market uncertainty, we believe our research-based, best-ideas approach can uncover the most attractive opportunities available to investors. No matter the sector or where we are in the economic cycle, we believe some companies will harbor upside earnings surprises, the potential to make market share gains, and competitive business advantages, all of which we strive to identify and exploit in the diversified portfolio we construct.

Which strategies and holdings contributed the most to performance?

Our decision to avoid the stock of Halliburton was the top-contributing strategy to performance during the six-month period. We anticipated that the fortunes of this oilfield services company would suffer, at least in the near term, from the firm’s involvement in the April 2010 Gulf spill, one of the worst oil-related accidents in American history. Pending ongoing investigation and litigation, Halliburton may be judged liable for millions of dollars in cleanup costs related to the disaster, and the company’s stock declined through much of the period as the degree of Halliburton’s responsibility became a key subject of investor concern. In addition, the company saw weakness in North America as margins were compressed in the fourth

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

quarter of 2011 due to infrastructure bottlenecks and costs from relocating crews from gas to oil basins.

Our greater-than-benchmark position in Marathon Oil also contributed positively to performance during the year. From January through August 2011, the company completed a division of its upstream and downstream oil production business — transitioning from an integrated oil company to a company focused on exploration and production. This breakup was well received by investors and will decrease the company’s cash tax rate. Though the stock declined along with many other equities in the early fall, it rebounded on its fundamental strength and perceived low valuation. With production up by 10% over the previous quarter and in light of a 2% boost to production growth proceeding from the acquisition of oil-drilling acreage in the Texas-based Eagle Ford Shale formation, Marathon Oil has enhanced its attractiveness to investors, in our view.

Similarly, our benchmark-relative overweight to the stock of Cisco Systems also contributed positively to returns. The networking and communications giant’s gross margins improved in recent months due to a reduction in depreciation costs, which contributed to slightly higher earnings, and the company benefited from its perceived cheapness and ability to provide what we consider to be an attractive dividend. We continue to believe in the long-term prospects of this technology bellwether, particularly as it remains focused on taking market share in the high-end routing market.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/12. Short-term holdings are excluded. Holdings will vary over time.

Which strategies and holdings held performance back?

The largest detractor from returns was the stock of First Solar, a low-cost manufacturer of utility-scale solar facilities. The stock sold off aggressively during the period, as the market realized that government subsidies would be increasingly hard to secure throughout the developed markets. Although we remain cautiously optimistic on the company’s long-term potential, we reduced the fund’s exposure to the stock in light of our lower expectations for the company’s near-term growth.

Another detractor was Newfield Exploration, a Texas-based oil and natural gas exploration and production company. The stock suffered when the company missed analysts’ targets for profit and earnings in the third quarter. In addition, Newfield lowered its oil production estimate for the year overall, which dampened expectations for the stock. We sold the stock from the portfolio by period-end.

Hewlett-Packard [HP] also detracted from returns. When we added the stock to the portfolio, it offered an attractive price relative to our assessment of the company’s long-term growth potential. However, a series of issues — including disappointing earnings, management changes, and an expensive acquisition of a software developer — have led the market to lose confidence in HP’s ability to execute on its strategy.

How did the fund use derivatives during the period?

Derivatives generally represent a small amount of the fund’s assets and are primarily used to help improve a risk-reward relationship versus owning the underlying security. Derivatives also help manage overall risk in the portfolio. For example, we use currency forwards to hedge currency exposure.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

What is your outlook for 2012?

As 2012 progresses, we expect to continue to deal with broad uncertainty and elevated volatility. However, we believe there are promising signs in the U.S. economy that may point the way toward a general improvement in stock market performance. The U.S. housing market appears set to recover off a prolonged bottom, which in our view carries positive implications for employment as well as consumer spending. By and large, corporations have been showing strong profit growth and have healthy balance sheets. If the U.S. economy gathers additional momentum from improving conditions in housing and rising employment, profit growth could continue to surprise to the upside. Combined with attractive valuations, upward revisions to earnings expectations would be bullish for the stock market, in my view. In this context, we believe our bottom-up, research-based approach to investing can help us to find winning stocks and serve investors well.

Thank you, Aaron, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Kelsey Chen, Ph.D., Steven W. Curbow, George Gianarikas, Ferat Ongoren, and Walter D. Scully.

IN THE NEWS

The U.S. unemployment rate fell to 8.3% in January, with the nation’s employers adding 243,000 jobs, according to the Labor Department. This was the fastest pace of job growth since April 2011 and was the fifth straight month of unemployment rate declines. The nation’s jobless rate is still above the 5.2%-to-6% range that Federal Reserve (Fed) officials say is consistent with maximum employment. According to the Labor Department, 12.8 million Americans remain unemployed. In testimony before the Senate Budget Committee in early February, Fed Chairman Ben S. Bernanke said that the U.S. job market is far from “operating normally.” The Fed chairman reiterated that the Fed’s benchmark interest rate will remain near zero at least through late 2014, and again called on U.S. lawmakers to reduce the federal deficit.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.63%	6.24%	5.79%	5.79%	5.83%	5.83%	6.09%	5.87%	6.37%	6.83%

10 years	25.97	18.72	16.85	16.85	16.87	16.87	19.85	15.65	22.96	29.27
Annual average	2.34	1.73	1.57	1.57	1.57	1.57	1.83	1.46	2.09	2.60

5 years	–1.97	–7.59	–5.65	–7.54	–5.58	–5.58	–4.38	–7.75	–3.21	–0.70
Annual average	–0.40	–1.57	–1.16	–1.56	–1.14	–1.14	–0.89	–1.60	–0.65	–0.14

3 years	73.89	63.86	69.98	66.98	70.12	70.12	71.37	65.38	72.68	75.20
Annual average	20.25	17.89	19.34	18.64	19.38	19.38	19.67	18.26	19.97	20.55

1 year	1.50	–4.32	0.76	–4.24	0.78	–0.22	1.01	–2.52	1.30	1.82

6 months	1.17	–4.67	0.76	–4.24	0.78	–0.22	0.88	–2.64	1.04	1.30

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 1/31/12

		Lipper Large-Cap Core Funds
	S&P 500 Index	category average*

Annual average (life of fund)	7.03%	6.47%

10 years	41.39	37.03
Annual average	3.52	3.10

5 years	1.64	–0.53
Annual average	0.33	–0.18

3 years	69.54	62.92
Annual average	19.24	17.60

1 year	4.22	2.06

6 months	2.71	1.24

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/12, there were 1,081, 1,048, 940, 820, 497, and 179 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	1	1		1	1

Income	$0.135		—	$0.023	$0.058		$0.105	$0.174

Capital gains	—		—	—	—		—	—

Total	$0.135		—	$0.023	$0.058		$0.105	$0.174

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/11	$15.51	$16.46	$14.54	$14.60	$14.94	$15.48	$15.44	$15.62

1/31/12	15.55	16.50	14.65	14.69	15.01	15.55	15.49	15.64

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.33%	5.94%	5.50%	5.50%	5.53%	5.53%	5.80%	5.57%	6.07%	6.53%

10 years	16.49	9.80	8.00	8.00	8.06	8.06	10.80	6.94	13.76	19.42
Annual average	1.54	0.94	0.77	0.77	0.78	0.78	1.03	0.67	1.30	1.79

5 years	–4.80	–10.26	–8.40	–10.23	–8.33	–8.33	–7.16	–10.39	–5.95	–3.56
Annual average	–0.98	–2.14	–1.74	–2.14	–1.72	–1.72	–1.47	–2.17	–1.22	–0.72

3 years	53.85	45.00	50.30	47.29	50.33	50.33	51.44	46.21	52.67	55.01
Annual average	15.44	13.19	14.55	13.78	14.56	14.56	14.84	13.50	15.15	15.73

1 year	–1.49	–7.13	–2.25	–7.13	–2.22	–3.19	–2.00	–5.43	–1.69	–1.23

6 months	–5.79	–11.22	–6.20	–10.89	–6.15	–7.09	–6.05	–9.32	–5.87	–5.63

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/11	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Annualized expense ratio for the six-month period
ended 1/31/12	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2011, to January 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.47	$10.24	$10.25	$8.99	$7.73	$5.21

Ending value (after expenses)	$1,011.70	$1,007.60	$1,007.80	$1,008.80	$1,010.40	$1,013.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2012, use the following calculation method. To find the value of your investment on August 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.50	$10.28	$10.28	$9.02	$7.76	$5.23

Ending value (after expenses)	$1,018.70	$1,014.93	$1,014.93	$1,016.19	$1,017.44	$1,019.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2012, Putnam employees had approximately $325,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 1/31/12 (Unaudited)

COMMON STOCKS (98.5%)*	Shares	Value

Aerospace and defense (4.5%)
Embraer SA ADR (Brazil)	117,969	$3,234,710

Honeywell International, Inc. S	49,238	2,857,774

L-3 Communications Holdings, Inc.	4,588	324,555

Northrop Grumman Corp. S	9,267	537,949

Precision Castparts Corp. S	5,859	959,001

United Technologies Corp.	21,332	1,671,362

		9,585,351
Air freight and logistics (0.8%)
C.H. Robinson Worldwide, Inc.	541	37,242

FedEx Corp.	5,206	476,297

United Parcel Service, Inc. Class B	17,049	1,289,757

		1,803,296
Airlines (0.1%)
United Continental Holdings, Inc. †	4,823	111,411

US Airways Group, Inc. † S	18,958	160,006

		271,417
Auto components (0.5%)
American Axle & Manufacturing Holdings, Inc. † S	13,656	164,691

Johnson Controls, Inc. S	31,248	992,749

		1,157,440
Automobiles (0.5%)
Ford Motor Co. †	80,459	999,301

		999,301
Beverages (1.2%)
Beam, Inc.	6,673	349,065

Coca-Cola Enterprises, Inc.	83,307	2,231,795

		2,580,860
Biotechnology (1.4%)
Affymax, Inc. †	42,151	336,786

Amgen, Inc.	2,420	164,342

Celgene Corp. † S	21,525	1,564,868

Dendreon Corp. † S	17,571	238,614

Human Genome Sciences, Inc. † S	16,536	162,714

United Therapeutics Corp. † S	10,661	524,308

		2,991,632
Building products (0.2%)
Fortune Brands Home & Security, Inc. †	17,631	327,408

		327,408
Capital markets (1.7%)
Ameriprise Financial, Inc.	4,596	246,116

Bank of New York Mellon Corp. (The)	6,070	122,189

BlackRock, Inc.	1,263	229,866

Blackstone Group LP (The)	3,923	62,023

Charles Schwab Corp. (The)	27,046	315,086

E*Trade Financial Corp. †	4,726	38,706

Franklin Resources, Inc.	2,913	309,069

Goldman Sachs Group, Inc. (The)	4,425	493,255

Invesco, Ltd.	11,790	266,100

KKR & Co. LP	4,475	62,561

Legg Mason, Inc.	3,636	92,609

COMMON STOCKS (98.5%)* cont.	Shares	Value

Capital markets cont.
Morgan Stanley	11,151	$207,966

State Street Corp.	26,583	1,041,522

T. Rowe Price Group, Inc.	2,725	157,614

		3,644,682
Chemicals (2.3%)
Celanese Corp. Ser. A	6,505	316,859

CF Industries Holdings, Inc.	1,974	350,148

Dow Chemical Co. (The) S	27,261	913,516

E.I. du Pont de Nemours & Co.	18,582	945,638

LyondellBasell Industries NV Class A (Netherlands)	6,980	300,838

Monsanto Co.	12,558	1,030,384

Mosaic Co. (The)	3,440	192,537

Praxair, Inc.	6,544	694,973

W.R. Grace & Co. †	2,605	139,472

		4,884,365
Commercial banks (2.7%)
BB&T Corp.	5,164	140,409

Comerica, Inc.	1,816	50,249

Fifth Third Bancorp	30,082	391,367

First Horizon National Corp. S	3,441	30,040

Huntington Bancshares, Inc.	16,036	91,566

KeyCorp	31,508	244,817

M&T Bank Corp.	2,910	232,043

PNC Financial Services Group, Inc.	6,483	381,978

Popular, Inc. (Puerto Rico) † S	32,037	50,298

Regions Financial Corp.	20,607	107,569

SunTrust Banks, Inc.	8,373	172,233

U.S. Bancorp	4,430	125,015

Wells Fargo & Co.	125,214	3,657,501

Zions Bancorp.	3,935	66,265

		5,741,350
Commercial services and supplies (0.1%)
Iron Mountain, Inc.	919	28,324

Republic Services, Inc.	8,613	252,189

		280,513
Communications equipment (2.3%)
Cisco Systems, Inc.	127,000	2,493,010

Juniper Networks, Inc. †	23,500	491,855

Qualcomm, Inc.	34,600	2,035,172

		5,020,037
Computers and peripherals (5.8%)
Apple, Inc. †	18,100	8,262,288

Hewlett-Packard Co.	88,827	2,485,379

SanDisk Corp. †	37,344	1,713,343

		12,461,010
Construction and engineering (0.2%)
Fluor Corp.	7,136	401,329

KBR, Inc.	4,146	133,252

		534,581

COMMON STOCKS (98.5%)* cont.	Shares	Value

Consumer finance (0.7%)
American Express Co.	17,242	$864,514

Capital One Financial Corp.	7,843	358,817

Discover Financial Services	9,377	254,867

SLM Corp.	8,685	129,841

		1,608,039
Containers and packaging (0.1%)
Crown Holdings, Inc. †	6,927	249,857

		249,857
Diversified consumer services (0.3%)
Apollo Group, Inc. Class A †	11,451	600,147

		600,147
Diversified financial services (3.2%)
Bank of America Corp. S	101,457	723,388

Citigroup, Inc.	84,355	2,591,386

CME Group, Inc.	824	197,356

IntercontinentalExchange, Inc. †	497	56,897

JPMorgan Chase & Co.	73,601	2,745,317

Leucadia National Corp.	2,619	72,703

Moody’s Corp.	3,332	124,050

Nasdaq OMX Group, Inc. (The) †	5,318	131,780

NYSE Euronext	7,182	190,754

		6,833,631
Diversified telecommunication services (2.8%)
CenturyLink, Inc.	27,481	1,017,621

Verizon Communications, Inc.	132,691	4,997,143

		6,014,764
Electric utilities (1.4%)
Edison International S	24,614	1,010,159

Entergy Corp.	4,163	288,829

FirstEnergy Corp.	20,381	860,486

Great Plains Energy, Inc. S	27,961	576,556

NV Energy, Inc.	18,672	302,486

		3,038,516
Electrical equipment (0.4%)
Cooper Industries PLC	736	43,512

GrafTech International, Ltd. †	14,100	231,522

Hubbell, Inc. Class B	9,506	684,052

		959,086
Electronic equipment, instruments, and components (0.6%)
Corning, Inc.	11,839	152,368

TE Connectivity, Ltd. (Switzerland)	30,623	1,044,244

		1,196,612
Energy equipment and services (2.5%)
Baker Hughes, Inc.	31,515	1,548,332

Cameron International Corp. † S	31,377	1,669,256

Schlumberger, Ltd.	28,937	2,175,194

		5,392,782
Food and staples retail (1.5%)
Costco Wholesale Corp.	3,322	273,301

CVS Caremark Corp.	24,681	1,030,432

Walgreen Co. S	8,763	292,334

Wal-Mart Stores, Inc.	26,518	1,627,144

		3,223,211

COMMON STOCKS (98.5%)* cont.	Shares	Value

Food products (1.2%)
Archer Daniels-Midland Co.	10,237	$293,085

Mead Johnson Nutrition Co. Class A	15,938	1,180,846

Post Holdings, Inc.	1,220	32,830

Sara Lee Corp.	49,409	946,182

Tyson Foods, Inc. Class A	1,116	20,802

		2,473,745
Health-care equipment and supplies (2.0%)
Baxter International, Inc.	15,229	844,905

Becton, Dickinson and Co.	1,740	136,433

Boston Scientific Corp. †	28,838	171,874

CareFusion Corp. †	7,432	177,996

Covidien PLC (Ireland) S	14,473	745,360

Edwards Lifesciences Corp. †	1,074	88,788

Intuitive Surgical, Inc. †	477	219,377

Medtronic, Inc.	6,746	260,193

St. Jude Medical, Inc.	16,174	674,618

Stryker Corp. S	12,849	712,220

Teleflex, Inc. S	1,285	78,629

Varian Medical Systems, Inc. †	3,656	240,821

		4,351,214
Health-care providers and services (2.2%)
Aetna, Inc.	32,142	1,404,605

AmerisourceBergen Corp.	6,331	246,719

CIGNA Corp.	17,539	786,273

Coventry Health Care, Inc. † S	6,045	181,773

Express Scripts, Inc. † S	13,600	695,776

McKesson Corp.	2,299	187,874

Medco Health Solutions, Inc. †	2,931	181,781

Quest Diagnostics, Inc.	4,479	260,140

WellPoint, Inc.	10,696	687,967

		4,632,908
Hotels, restaurants, and leisure (1.5%)
Carnival Corp.	23,840	719,968

Las Vegas Sands Corp. †	5,432	266,766

McDonald’s Corp.	10,938	1,083,409

Vail Resorts, Inc. S	5,190	226,336

Wyndham Worldwide Corp.	23,488	933,883

		3,230,362
Household durables (1.2%)
D.R. Horton, Inc. S	64,175	893,316

Newell Rubbermaid, Inc.	61,859	1,142,536

SodaStream International, Ltd. (Israel) † S	14,868	567,809

		2,603,661
Household products (2.0%)
Colgate-Palmolive Co.	8,557	776,291

Energizer Holdings, Inc. †	5,558	428,633

Procter & Gamble Co. (The)	49,122	3,096,651

		4,301,575

COMMON STOCKS (98.5%)* cont.	Shares	Value

Independent power producers and energy traders (0.9%)
AES Corp. (The) †	86,025	$1,097,679

Calpine Corp. †	61,788	902,105

		1,999,784
Industrial conglomerates (2.4%)
General Electric Co.	195,375	3,655,466

Tyco International, Ltd.	29,173	1,486,364

		5,141,830
Insurance (3.6%)
ACE, Ltd.	6,970	485,112

Aflac, Inc.	20,711	998,892

Allstate Corp. (The)	15,770	454,965

AON Corp.	9,138	442,553

Assured Guaranty, Ltd. (Bermuda) S	40,731	631,738

Berkshire Hathaway, Inc. Class B †	20,396	1,598,435

Chubb Corp. (The) S	5,154	347,431

Hartford Financial Services Group, Inc. (The)	22,893	401,085

Marsh & McLennan Cos., Inc. S	13,990	441,944

MetLife, Inc.	22,919	809,728

Progressive Corp. (The)	12,926	262,139

Prudential Financial, Inc.	11,466	656,314

XL Group PLC	13,948	282,726

		7,813,062
Internet and catalog retail (1.3%)
Amazon.com, Inc. †	7,590	1,475,800

Priceline.com, Inc. †	2,316	1,226,276

		2,702,076
Internet software and services (1.7%)
Baidu, Inc. ADR (China) †	13,945	1,778,266

eBay, Inc. †	27,558	870,833

Google, Inc. Class A †	1,398	810,994

Yahoo!, Inc. †	11,366	175,832

		3,635,925
IT Services (2.9%)
Accenture PLC Class A S	10,944	627,529

Automatic Data Processing, Inc.	8,341	456,920

Cognizant Technology Solutions Corp. †	5,152	369,656

Computer Sciences Corp. S	2,652	68,501

Fidelity National Information Services, Inc.	4,149	118,495

Fiserv, Inc. †	2,405	151,250

IBM Corp.	12,421	2,392,285

MasterCard, Inc. Class A	1,819	646,782

Paychex, Inc.	5,504	173,376

Total Systems Services, Inc.	2,772	59,432

Visa, Inc. Class A	8,682	873,756

Western Union Co. (The)	10,565	201,792

		6,139,774
Leisure equipment and products (0.5%)
Hasbro, Inc.	33,445	1,167,565

		1,167,565

COMMON STOCKS (98.5%)* cont.	Shares	Value

Life sciences tools and services (0.6%)
Agilent Technologies, Inc. †	10,595	$449,970

Life Technologies Corp. †	3,709	179,627

Thermo Fisher Scientific, Inc. †	11,695	618,666

		1,248,263
Machinery (1.7%)
Cummins, Inc. S	1,003	104,312

Deere & Co.	3,613	311,260

Dover Corp.	1,545	97,968

Eaton Corp.	20,075	984,277

Ingersoll-Rand PLC	5,463	190,877

Joy Global, Inc.	1,916	173,762

Pall Corp.	1,736	103,604

Parker Hannifin Corp. S	2,382	192,180

Stanley Black & Decker, Inc. S	10,643	746,926

Timken Co.	11,435	558,371

Xylem, Inc.	3,487	90,348

		3,553,885
Media (3.4%)
Comcast Corp. Class A	102,927	2,736,824

Interpublic Group of Companies, Inc. (The)	73,764	761,982

News Corp. Class A	46,503	875,651

Time Warner, Inc. S	34,815	1,290,244

Walt Disney Co. (The) S	44,474	1,730,039

		7,394,740
Metals and mining (1.0%)
Barrick Gold Corp. (Canada)	7,342	361,667

Cliffs Natural Resources, Inc.	6,129	442,820

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	19,993	923,877

Goldcorp, Inc. (Canada)	2,036	69,916

Kinross Gold Corp. (Canada)	14,855	167,713

Walter Energy, Inc.	3,079	212,851

		2,178,844
Multiline retail (1.2%)
Dollar General Corp. †	15,778	672,301

Nordstrom, Inc.	13,767	679,814

Target Corp.	25,203	1,280,564

		2,632,679
Multi-utilities (1.0%)
Ameren Corp. S	30,425	962,647

National Grid PLC ADR (United Kingdom)	12,615	629,362

PG&E Corp.	14,794	601,524

		2,193,533
Office electronics (0.1%)
Xerox Corp.	23,690	183,598

		183,598
Oil, gas, and consumable fuels (9.0%)
Apache Corp.	15,416	1,524,334

Chevron Corp.	20,934	2,157,877

CONSOL Energy, Inc.	5,716	204,290

Exxon Mobil Corp.	97,517	8,166,074

COMMON STOCKS (98.5%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Hess Corp.	29,192	$1,643,510

Marathon Oil Corp. S	72,689	2,281,708

Noble Energy, Inc.	15,770	1,587,566

Occidental Petroleum Corp.	4,268	425,818

Southwestern Energy Co. †	42,445	1,321,737

		19,312,914
Paper and forest products (0.2%)
International Paper Co.	10,408	324,105

		324,105
Personal products (0.5%)
Avon Products, Inc. S	53,398	948,882

Estee Lauder Cos., Inc. (The) Class A	2,420	140,191

		1,089,073
Pharmaceuticals (5.6%)
Abbott Laboratories	21,528	1,165,741

Auxilium Pharmaceuticals, Inc. †	16,371	325,292

Johnson & Johnson S	58,649	3,865,556

Merck & Co., Inc.	66,638	2,549,570

Pfizer, Inc.	177,419	3,796,767

Watson Pharmaceuticals, Inc. †	5,260	308,394

		12,011,320
Professional services (0.1%)
Dun & Bradstreet Corp. (The) S	832	68,898

Equifax, Inc.	2,065	80,473

Robert Half International, Inc.	2,442	67,619

		216,990
Real estate investment trusts (REITs) (1.8%)
American Capital Agency Corp. R S	980	28,734

American Tower REIT, Inc. Class A R	18,554	1,178,365

Digital Realty Trust, Inc. R	7,611	539,315

MFA Financial, Inc. R	20,735	152,195

Prologis, Inc. R	28,617	907,445

Simon Property Group, Inc. R	7,085	962,568

		3,768,622
Road and rail (0.2%)
Hertz Global Holdings, Inc. †	27,810	378,216

		378,216
Semiconductors and semiconductor equipment (1.8%)
Advanced Micro Devices, Inc. †	145,282	974,842

Broadcom Corp. Class A †	6,775	327,842

Cymer, Inc. †	7,995	398,071

First Solar, Inc. † S	11,000	465,080

Intel Corp. S	18,862	498,334

Texas Instruments, Inc.	28,652	927,752

Xilinx, Inc.	6,728	241,199

		3,833,120
Software (3.8%)
Adobe Systems, Inc. †	22,181	686,502

Citrix Systems, Inc. †	2,475	161,395

Electronic Arts, Inc. †	3,072	57,047

Microsoft Corp.	146,218	4,317,818

COMMON STOCKS (98.5%)* cont.	Shares	Value

Software cont.
Oracle Corp.	92,724	$2,614,817

Red Hat, Inc. †	1,880	87,176

Salesforce.com, Inc. † S	1,637	191,202

		8,115,957
Specialty retail (2.0%)
Bed Bath & Beyond, Inc. †	22,773	1,382,321

Best Buy Co., Inc. S	20,527	491,622

Dick’s Sporting Goods, Inc. S	698	28,765

Limited Brands, Inc. S	2,986	124,994

Lowe’s Cos., Inc.	37,323	1,001,376

Office Depot, Inc. † S	29,639	80,914

O’Reilly Automotive, Inc. †	2,578	210,133

Staples, Inc.	11,595	169,635

TJX Cos., Inc. (The)	12,705	865,719

		4,355,479
Textiles, apparel, and luxury goods (0.7%)
Coach, Inc.	8,723	611,046

Hanesbrands, Inc. † S	24,684	607,226

NIKE, Inc. Class B	3,229	335,784

		1,554,056
Thrifts and mortgage finance (—%)
Hudson City Bancorp, Inc.	5	34

		34
Tobacco (2.5%)
Altria Group, Inc. S	37,703	1,070,765

Lorillard, Inc. S	6,373	684,396

Philip Morris International, Inc.	49,407	3,694,161

		5,449,322
Trading companies and distributors (0.1%)
WESCO International, Inc. † S	3,362	211,403

		211,403

Total common stocks (cost $209,340,843)		$211,599,522

SHORT-TERM INVESTMENTS (15.3%)*	Principal amount/shares	Value

U.S. Treasury bills with effective yields ranging from
0.086% to 0.088%, October 18, 2012 #	$399,000	$398,733

U.S. Treasury bills with effective yields ranging from
0.056% to 0.063%, August 23, 2012	92,000	91,956

Putnam Cash Collateral Pool, LLC 0.17% [d]	28,881,900	28,881,900

Putnam Money Market Liquidity Fund 0.08% [e]	3,409,369	3,409,369

Total short-term investments (cost $32,781,984)		$32,781,958

TOTAL INVESTMENTS

Total investments (cost $242,122,827)		$244,381,480

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ASC 820	Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2011 through January 31, 2012 (the reporting period).

* Percentages indicated are based on net assets of $214,865,009.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $43,716 to cover certain derivatives contracts.

FORWARD CURRENCY CONTRACTS at 1/31/12 (aggregate face value $1,854,224) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

Credit Suisse AG

	Euro	Sell	2/15/12	$1,860,484	$1,854,224	$(6,260)

Total						$(6,260)

FUTURES CONTRACTS OUTSTANDING at 1/31/12 (Unaudited)
	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

S&P 500 Index (Long)	1	$327,050	Mar-12	$(3,279)

Total				$(3,279)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited)
		Upfront		Fixed payments	Total return
Swap counterparty /		premium	Termination	received (paid) by	received by	Unrealized
Notional amount		received (paid)	date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
baskets	475	$—	4/9/12	(1 month USD-	A basket	$1,118
				LIBOR-BBA plus	(GSCBPBAT)
				40 bps)	of common stocks

Total						$1,118

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$28,397,506	$—	$—

Consumer staples	19,117,786	—	—

Energy	24,705,696	—	—

Financials	29,409,420	—	—

Health care	25,235,337	—	—

Industrials	23,263,976	—	—

Information technology	40,586,033	—	—

Materials	7,637,171	—	—

Telecommunication services	6,014,764	—	—

Utilities	7,231,833	—	—

Total common stocks	211,599,522	—	—

Short-term investments	3,409,369	29,372,589	—

Totals by level	$215,008,891	$29,372,589	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(6,260)	$—

Futures contracts	(3,279)	—	—

Total return swap contracts	—	1,118	—

Totals by level	$(3,279)	$(5,142)	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including $28,133,640 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $209,831,558)	$212,090,211
Affiliated issuers (identified cost $32,291,269) (Notes 1 and 6)	32,291,269

Dividends, interest and other receivables	226,519

Receivable for shares of the fund sold	38,654

Receivable for investments sold	1,968,705

Unrealized appreciation on swap contracts (Note 1)	1,118

Total assets	246,616,476

LIABILITIES

Payable for variation margin (Note 1)	175

Payable for investments purchased	2,269,023

Payable for shares of the fund repurchased	172,530

Payable for compensation of Manager (Note 2)	102,460

Payable for investor servicing fees (Note 2)	58,778

Payable for custodian fees (Note 2)	13,013

Payable for Trustee compensation and expenses (Note 2)	120,144

Payable for administrative services (Note 2)	416

Payable for distribution fees (Note 2)	60,199

Unrealized depreciation on forward currency contracts (Note 1)	6,260

Collateral on securities loaned, at value (Note 1)	28,881,900

Other accrued expenses	66,569

Total liabilities	31,751,467

Net assets	$214,865,009

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$343,770,871

Distributions in excess of net investment income (Note 1)	(653,349)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(130,502,748)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,250,235

Total — Representing net assets applicable to capital shares outstanding	$214,865,009

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($182,047,931 divided by 11,704,181 shares)	$15.55

Offering price per class A share (100/94.25 of $15.55)*	$16.50

Net asset value and offering price per class B share ($12,026,451 divided by 820,857 shares)**	$14.65

Net asset value and offering price per class C share ($10,850,422 divided by 738,805 shares)**	$14.69

Net asset value and redemption price per class M share ($3,873,018 divided by 258,023 shares)	$15.01

Offering price per class M share (100/96.50 of $15.01)*	$15.55

Net asset value, offering price and redemption price per class R share
($155,356 divided by 10,030 shares)	$15.49

Net asset value, offering price and redemption price per class Y share
($5,911,831 divided by 378,077 shares)	$15.64

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $8,420)	$2,114,805

Interest (including interest income of $1,905 from investments in affiliated issuers) (Note 6)	2,535

Total investment income	2,117,340

EXPENSES

Compensation of Manager (Note 2)	576,069

Investor servicing fees (Note 2)	355,491

Custodian fees (Note 2)	12,693

Trustee compensation and expenses (Note 2)	8,128

Administrative services (Note 2)	2,916

Distribution fees — Class A (Note 2)	214,523

Distribution fees — Class B (Note 2)	60,803

Distribution fees — Class C (Note 2)	52,512

Distribution fees — Class M (Note 2)	14,048

Distribution fees — Class R (Note 2)	359

Other	86,833

Total expenses	1,384,375

Expense reduction (Note 2)	(507)

Net expenses	1,383,868

Net investment income	733,472

Net realized gain on investments (Notes 1 and 3)	3,086,953

Net realized loss on swap contracts (Note 1)	(1,056)

Net realized loss on futures contracts (Note 1)	(634,693)

Net realized gain on foreign currency transactions (Note 1)	163,093

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(6,301)

Net unrealized depreciation of investments, futures contracts and swap contracts
during the period	(1,504,095)

Net gain on investments	1,103,901

Net increase in net assets resulting from operations	$1,837,373

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/12*	Year ended 7/31/11

Operations:
Net investment income	$733,472	$981,546

Net realized gain on investments
and foreign currency transactions	2,614,297	31,583,638

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(1,510,396)	6,781,822

Net increase in net assets resulting from operations	1,837,373	39,347,006

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,593,745)	(1,039,218)

Class B	—	—

Class C	(17,573)	—

Class M	(15,382)	(3,872)

Class R	(1,057)	(480)

Class Y	(63,770)	(33,260)

Increase in capital from settlement payments (Note 8)	24,032	351,925

Redemption fees (Note 1)	210	383

Decrease from capital share transactions (Note 4)	(4,440,713)	(40,745,686)

Total decrease in net assets	(4,270,625)	(2,123,202)

NET ASSETS

Beginning of period	219,135,634	221,258,836

End of period (including distributions in excess of net
investment income of $653,349 and undistributed net
investment income of $304,706, respectively)	$214,865,009	$219,135,634

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees [e]	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
January 31, 2012 **	$15.51	.06	.12	.18	(.14)	—	(.14)	—	— [e,h]	$15.55	1.17 *	$182,048	.64 *	.41 *	58 *
July 31, 2011	13.08	.08	2.41	2.49	(.08)	—	(.08)	—	.02 [f]	15.51	19.24	183,969	1.23	.53	99
July 31, 2010	11.59	.07	1.53	1.60	(.10)	(.01)	(.11)	—	—	13.08	13.80	184,136	1.26 [d]	.53 [d]	106
July 31, 2009	13.99	.11	(2.41) [g]	(2.30)	(.10)	—	(.10)	—	—	11.59	(16.26) [g]	179,816	1.18 [d]	1.04 [d]	130
July 31, 2008	16.74	.08	(2.78)	(2.70)	(.05)	—	(.05)	—	—	13.99	(16.16)	271,560	1.24 [d]	.51 [d]	119
July 31, 2007	14.50	.06	2.20	2.26	(.02)	—	(.02)	—	—	16.74	15.58	455,608	1.25 [d]	.40 [d]	79

Class B
January 31, 2012 **	$14.54	— [e]	.11	.11	—	—	—	—	— [e,h]	$14.65	.76 *	$12,026	1.02 *	.03 *	58 *
July 31, 2011	12.28	(.03)	2.27	2.24	—	—	—	—	.02 [f]	14.54	18.40	14,078	1.98	(.21)	99
July 31, 2010	10.87	(.02)	1.43	1.41	— [e]	— [e]	— [e]	—	—	12.28	12.99	18,522	2.01 [d]	(.20) [d]	106
July 31, 2009	13.09	.03	(2.25) [g]	(2.22)	—	—	—	—	—	10.87	(16.96) [g]	27,769	1.93 [d]	.31 [d]	130
July 31, 2008	15.73	(.04)	(2.60)	(2.64)	—	—	—	—	—	13.09	(16.78)	65,767	1.99 [d]	(.24) [d]	119
July 31, 2007	13.72	(.05)	2.06	2.01	—	—	—	—	—	15.73	14.65	146,984	2.00 [d]	(.35) [d]	79

Class C
January 31, 2012 **	$14.60	— [e]	.11	.11	(.02)	—	(.02)	—	— [e,h]	$14.69	.78 *	$10,850	1.02 *	.03 *	58 *
July 31, 2011	12.33	(.03)	2.28	2.25	—	—	—	—	.02 [f]	14.60	18.41	11,443	1.98	(.22)	99
July 31, 2010	10.94	(.03)	1.45	1.42	(.03)	— [e]	(.03)	—	—	12.33	12.97	10,736	2.01 [d]	(.22) [d]	106
July 31, 2009	13.17	.03	(2.26) [g]	(2.23)	—	—	—	—	—	10.94	(16.93) [g]	10,874	1.93 [d]	.29 [d]	130
July 31, 2008	15.83	(.04)	(2.62)	(2.66)	—	—	—	—	—	13.17	(16.80)	16,486	1.99 [d]	(.24) [d]	119
July 31, 2007	13.80	(.05)	2.08	2.03	—	—	—	—	—	15.83	14.71	26,731	2.00 [d]	(.35) [d]	79

Class M
January 31, 2012 **	$14.94	.02	.11	.13	(.06)	—	(.06)	—	— [e,h]	$15.01	.88 *	$3,873	.89 *	.16 *	58 *
July 31, 2011	12.59	— [e]	2.34	2.34	(.01)	—	(.01)	—	.02 [f]	14.94	18.77	4,084	1.73	.03	99
July 31, 2010	11.17	— [e]	1.47	1.47	(.05)	— [e]	(.05)	—	—	12.59	13.19	3,961	1.76 [d]	.03 [d]	106
July 31, 2009	13.44	.05	(2.30) [g]	(2.25)	(.02)	—	(.02)	—	—	11.17	(16.69) [g]	4,254	1.68 [d]	.54 [d]	130
July 31, 2008	16.11	— [e]	(2.67)	(2.67)	—	—	—	—	—	13.44	(16.57)	7,030	1.74 [d]	.01 [d]	119
July 31, 2007	14.01	(.02)	2.12	2.10	—	—	—	—	—	16.11	14.99	11,300	1.75 [d]	(.10) [d]	79

Class R
January 31, 2012 **	$15.44	.04	.12	.16	(.11)	—	(.11)	—	— [e,h]	$15.49	1.04 *	$155	.77 *	.28 *	58 *
July 31, 2011	13.02	.04	2.42	2.46	(.06)	—	(.06)	—	.02 [f]	15.44	19.06	143	1.48	.28	99
July 31, 2010	11.55	.04	1.52	1.56	(.08)	(.01)	(.09)	—	—	13.02	13.47	102	1.51 [d]	.28 [d]	106
July 31, 2009	13.92	.09	(2.40) [g]	(2.31)	(.06)	—	(.06)	—	—	11.55	(16.51) [g]	103	1.43 [d]	.77 [d]	130
July 31, 2008	16.65	.04	(2.76)	(2.72)	(.01)	—	(.01)	—	—	13.92	(16.34)	101	1.49 [d]	.27 [d]	119
July 31, 2007	14.44	.02	2.19	2.21	—	—	—	—	—	16.65	15.31	286	1.50 [d]	.12 [d]	79

Class Y
January 31, 2012 **	$15.62	.08	.11	.19	(.17)	—	(.17)	—	— [e,h]	$15.64	1.30 *	$5,912	.52 *	.53 *	58 *
July 31, 2011	13.16	.12	2.44	2.56	(.12)	—	(.12)	—	.02 [f]	15.62	19.66	5,418.98		.77	99
July 31, 2010	11.66	.10	1.54	1.64	(.13)	(.01)	(.14)	—	—	13.16	14.05	3,802	1.01 [d]	.78 [d]	106
July 31, 2009	14.10	.14	(2.43) [g]	(2.29)	(.15)	—	(.15)	—	—	11.66	(16.04) [g]	3,838	.93 [d]	1.30 [d]	130
July 31, 2008	16.88	.12	(2.80)	(2.68)	(.10)	—	(.10)	—	—	14.10	(15.96)	5,026	.99 [d]	.76 [d]	119
July 31, 2007	14.62	.11	2.21	2.32	(.06)	—	(.06)	—	—	16.88	15.88	71,184	1.00 [d]	.64 [d]	79

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2010 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2010	0.03%

July 31, 2009	0.27

July 31, 2008	0.03

July 31, 2007	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

g Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to the following amounts per share outstanding on March 13, 2009:

Per share

Class A	$0.15

Class B	0.14

Class C	0.14

Class M	0.14

Class R	0.15

Class Y	0.15

This payment resulted in an increase to total returns of 1.08% for the year ended July 31, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represents State Street Bank and Trust Company, references to “the SEC” represents the Securities and Exchange Commission, and references to “Putnam Management” represents Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2011 through January 31, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value (NAV). The NAV of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 5 on futures contracts for the reporting period.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to generate additional income for the portfolio.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 65,000 on purchased options contracts for the reporting period. The fund did not have any activity on written options contracts during the period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $1,600,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $6,260 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $28,144,122. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $28,881,900.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal remains subject to examination by the Internal Revenue Service.

At July 31, 2011, the fund had a capital loss carryover of $132,754,623 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$81,950,908	$—	$81,950,908	July 31, 2017

50,803,715	—	50,803,715	July 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $242,410,849, resulting in gross unrealized appreciation and depreciation of $16,230,051 and $14,259,420, respectively, or net unrealized appreciation of $1,970,631.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $338 under the expense offset arrangements and by $169 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $159, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,791 and $158 from the sale of class A and class M shares, respectively, and received $5,126 and $99 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $117,329,771 and $115,944,860, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	647,411	$9,562,716	765,465	$11,492,968

Shares issued in connection with
reinvestment of distributions	101,928	1,514,432	66,291	976,341

	749,339	11,077,148	831,756	12,469,309

Shares repurchased	(903,131)	(13,109,880)	(3,055,879)	(44,770,512)

Net decrease	(153,792)	$(2,032,732)	(2,224,123)	$(32,301,203)

	Six months ended 1/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	40,511	$553,846	77,104	$1,082,576

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	40,511	553,846	77,104	1,082,576

Shares repurchased	(187,946)	(2,568,475)	(617,397)	(8,684,601)

Net decrease	(147,435)	$(2,014,629)	(540,293)	$(7,602,025)

	Six months ended 1/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	18,057	$246,405	53,467	$746,973

Shares issued in connection with
reinvestment of distributions	1,165	16,355	—	—

	19,222	262,760	53,467	746,973

Shares repurchased	(64,351)	(889,798)	(140,422)	(1,969,887)

Net decrease	(45,129)	$(627,038)	(86,955)	$(1,222,914)

	Six months ended 1/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	8,526	$120,738	9,036	$132,024

Shares issued in connection with
reinvestment of distributions	1,063	15,253	264	3,749

	9,589	135,991	9,300	135,773

Shares repurchased	(25,040)	(350,759)	(50,370)	(726,050)

Net decrease	(15,451)	$(214,768)	(41,070)	$(590,277)

	Six months ended 1/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	1,651	$23,987	3,198	$47,531

Shares issued in connection with
reinvestment of distributions	71	1,057	33	480

	1,722	25,044	3,231	48,011

Shares repurchased	(930)	(14,242)	(1,836)	(25,485)

Net increase	792	$10,802	1,395	$22,526

	Six months ended 1/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	46,035	$661,051	95,915	$1,511,041

Shares issued in connection with
reinvestment of distributions	4,215	62,934	2,214	32,747

	50,250	723,985	98,129	1,543,788

Shares repurchased	(19,164)	(286,333)	(39,974)	(595,581)

Net increase	31,086	$437,652	58,155	$948,207

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$—	Payables	$6,260

			Payables, Net assets —
			Unrealized appreciation/
Equity contracts	Receivables	1,118	(depreciation)	3,279*

Total		$1,118		$9,539

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$162,939	$—	$162,939

Equity contracts	(169,118)	(634,693)	—	(1,056)	(804,867)

Total	$(169,118)	$(634,693)	$162,939	$(1,056)	$(641,928)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(6,260)	$—	$(6,260)

Equity contracts	91,046	(77,679)	—	2,314	15,681

Total	$91,046	$(77,679)	$(6,260)	$2,314	$9,421

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,905 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $11,945,951 and $17,254,319, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $342,957 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $8,968 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Robert R. Leveille
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Chief Compliance Officer
One Post Office Square	John A. Hill
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Elizabeth T. Kennan	Vice President and
Investment Sub-Manager	Kenneth R. Leibler	BSA Compliance Officer
Putnam Investments Limited	Robert E. Patterson
57–59 St James’s Street	George Putnam, III	Robert T. Burns
London, England SW1A 1LD	Robert L. Reynolds	Vice President and
	W. Thomas Stephens	Chief Legal Officer
Investment Sub-Advisor
The Putnam Advisory	Officers	James P. Pappas
Company, LLC	Robert L. Reynolds	Vice President
One Post Office Square	President
Boston, MA 02109		Judith Cohen
	Jonathan S. Horwitz	Vice President, Clerk and
Marketing Services	Executive Vice President,	Assistant Treasurer
Putnam Retail Management	Principal Executive
One Post Office Square	Officer, Treasurer and	Michael Higgins
Boston, MA 02109	Compliance Liaison	Vice President, Senior Associate
Treasurer and Assistant Clerk
Custodian	Steven D. Krichmar
State Street Bank	Vice President and	Nancy E. Florek
and Trust Company	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Legal Counsel	Janet C. Smith	Proxy Manager
Ropes & Gray LLP	Vice President, Assistant
	Treasurer and Principal	Susan G. Malloy
Trustees	Accounting Officer	Vice President and
Jameson A. Baxter, Chair		Assistant Treasurer
Ravi Akhoury

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA067
272655 3/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 30, 2012